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Countrywide Home Loans, Inc.                                                Date of Report:      12/11/96                  Page 11
Countrywide Home Equity Loan Trust - Series 1996-A                          Time of Report:      2:54 PM
P & S Agreement Date:                               October 31, 1996
Original Settlement Date:                           November 21, 1996
CUSIP Number of Certificates:                       222374AA8
Original Sale Balance:                              246,033,118             CUSIP # 222374AA8
==================================================================================================================================
Distribution Date:
                                                                                                            11/21/96     12/16/96
                                                                                                            --------     --------
   INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

   Investor Certificate Interest Distributed                                                                             3.857639
   Investor Certificate Interest Shortfall Distributed                                                                   0.000000
   Remaining Unpaid Investor Certificate Interest Shortfall                                                              0.000000

   Managed Amortization Period ? (Yes=1; No=0)                                                                                  1
   Investors Certificate Principal Distributed                                                                           7.454195
    Principal Distribution Amount                                                                                        4.481303
     Maximum Principal Payment                                                                                          30.680303
     Alternative Principal Payment                                                                                       4.481303
     Principal Collections less Additional Balances                                                                      4.481303
    Investor Loss Amount Distributed to Investors                                                                        0.000000
    Accelerated Principal Distribution Amount                                                                            2.972892
    Credit Enhancement Draw Amount                                                                                           0.00

   Total Amount Distributed to Certificateholders (P & I)                                                               11.311833

B. INVESTOR CERTIFICATE PRINCIPAL BALANCE

   Beginning Investor Certificate Balance                                                                          246,033,118.00
   Ending Investor Certificate Balance                                                                             244,199,139.28
   Beginning Invested Amount                                                                                       246,033,118.00
   Ending Invested Amount                                                                                          244,930,569.06
   Investor Certificateholder Floating Allocation Percentage                                                              98.0000%
   Pool Factor                                                                                                          0.9925458
   Liquidation Loss Amount for Liquidated Loans                                                                              0.00
   Unreimbursed Liquidation Loss Amount                                                                                      0.00

C. POOL INFORMATION

   Beginning Pool Balance                                                                                          251,054,202.11
   Ending Pool Balance                                                                                             249,951,653.17
   Servicer Removals form the Trust (Section 2.06)                                                                           0.00
   Servicing Fee                                                                                                       104,605.92

D. INVESTOR CERTIFICATE RATE

   Investor Certificate Rate                                                                                             5.555000%
   LIBOR Rate                                                                                                            5.375000%
   Maximum Rate                                                                                                          9.302085%

E. DELINQUENCY & REO STATUS

   Delinquent 30-59 days
     No. of Accounts                                                                                                           17
     Trust Balances                                                                                                    852,187.49
   Delinquent 60-89 days
     No. of Accounts                                                                                                            3
     Trust Balances                                                                                                    170,592.07
   Delinquent 90+ days
     No. of Accounts                                                                                                            0
     Trust Balances                                                                                                          0.00
   Delinquent 9+ Months
     No. of Accounts                                                                                                            0
     Trust Balances                                                                                                             0
   REO
     No. of Accounts                                                                                                            0
     Trust Balances                                                                                                          0.00
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==================================================================================================================================
Countrywide Home Loans, Inc.                                                Date of Report:      12/11/96                  Page 12
Countrywide Home Equity Loan Trust - Series 1996-A                          Time of Report:      2:54 PM
P & S Agreement Date:                               October 31, 1996
Original Settlement Date:                           November 21, 1996
CUSIP Number of Certificates:                       222374AA8
Original Sale Balance:                              246,033,118
==================================================================================================================================
Statement to Certificateholders (Page 2 of 2)
---------------------------------------------
Distribution Date:
                                                                                                            11/21/96     12/16/96
                                                                                                            --------     --------


  IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed this 11th day of December, 1996


     Countrywide Home Loans Formerly Known as Countrywide Funding Corporation as Servicer

     /s/ Sam Ilagan
     ---------------
     Sam Ilagan
     Vice-President




  Distribution List:
  ------------------

  Frank Skibo - FSA                                   Lupe Montero - Countrywide Home Loans
  Barbara Grosse - First National Bank of Chicago     Richard Marron - Countrywide Home Loans
  Brad Andres - Lehman Brothers                       Dave Walker - Countrywide Home Loans
  Paul Marsilio - Lehman Brothers
  Julie Uhlig - Moody's Investors Service
  Gail Brennan - Standard & Poor's Corp.
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